UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400 San Antonio, Texas		78257
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 9, 2015, the Company held its Annual Meeting of Shareholders (the “Meeting”).   On April 14, 2015, IVS Associates, Inc., the independent inspector of elections for the Meeting (“IVS”), delivered its certification of final voting results for the Meeting to the Company. The voting results show that the total number of shares of the Company’s common stock voted in person or by proxy at the Meeting was 1,780,763 of the 2,065,586 shares outstanding and entitled to vote at the Meeting.  The matters voted on by shareholders and the number of votes cast for, against or withheld, if applicable, with respect to each matter is set forth below.   IVS has advised the Company that there were no broker non-votes with respect any matter voted upon at the Meeting.

Proposal 1.  The entire slate of the Company’s six director nominees was elected at the Meeting, consisting of: Sardar Biglari, Philip L. Cooley Kenneth R. Cooper William L. Johnson James P. Mastrian and Ruth J. Person.  The votes cast on the election of nominees as directors of the Company are listed below:

NAME OF DIRECTORS ELECTED	FOR	WITHHOLD
Sardar Biglari	1,011,944	199,372
Philip L. Cooley	884,102	327,214
Kenneth R. Cooper	836,560	351,386
William L. Johnson	981,382	206,564
James P. Mastrian	836,973	350,973
Ruth J. Person	836,812	351,134

ADDITIONAL NOMINEES RECEIVING VOTES
Nicholas J. Swenson	472,853	119,964
Seth G. Barkett	250,422	319,025
Thomas R. Lujan	244,162	325,285
James W. Stryker	567,408	2,039
Ryan P. Buckley	250,629	318,818
Stephen J. Lombardo III	562,284	7,163

Proposal 2.  To ratify the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, the results were:

1,721,867	38,793	20,103
For	Against	Abstentions

Proposal 3.  To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s proxy statement with respect to the Meeting, the results were:

889,542	774,264	116,957
For	Against	Abstentions

Item 8.01.	Other Events.

At the Meeting, the Company conducted a question and answer session that lasted nearly 6 hours during which questions were asked regarding various aspects of the Company’s business and financial performance.  Among other comments Mr. Biglari noted that Steak n Shake's franchising expenses for fiscal 2014 were $16.9 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2015	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller